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                                                                    EXHIBIT 23.3


                [NEDERLAND, SEWELL & ASSOCIATES INC. LETTERHEAD]

                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.

     We hereby consent to the incorporation by reference of our Firm's name in Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries for the year ended December 31, 1998, into the Company's Registration Statement on Form S-8 of Ocean Energy, Inc. (formerly known as Seagull Energy Corporation) to which this consent is an exhibit.

                                           NETHERLAND, SEWELL & ASSOCIATES, INC.


                                           By: /s/ DANNY D. SIMMONS
                                               -------------------------------
                                               Danny D. Simmons
                                               Senior Vice President

Houston, Texas
January 25, 2000